UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2023

ACASTI PHARMA INC.

(Exact name of Registrant as Specified in Its Charter)

Quebec	001-35776	98-1359336
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3009, boul. de la Concorde East Suite 102
Laval, Quebec		H7E 2B5
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 450 686-4555

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value per share	ACST	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

KPMG LLP (“KPMG”) was previously the principal independent accountants for Acasti Pharma Inc. (the “Company”). On February 22, 2023, the audit committee and board of directors (the “Board”) of the Company approved the dismissal of KPMG as the Company’s independent registered public accounting firm. The report of KPMG on the consolidated financial statements of the Company as of and for the fiscal years ended March 31, 2022 and 2021 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended March 31, 2022 and 2021 and the subsequent interim period through the date of this Current Report on Form 8-K, there were no (1) disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference in connection with their opinion to the subject matter of the disagreements, or (2) reportable events.

The Company provided KPMG with a copy of the disclosures in this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “Commission”) and requested KPMG furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated February 22, 2023, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On February 22, 2023, in connection with the Company’s dismissal of KPMG, the Board approved the engagement of Ernst & Young LLP (“E&Y”) as its new independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending March 31, 2023. The decision to retain E&Y was recommended by the Audit Committee, and approved by the Board, after taking into account the results of a competitive review process and other business factors.

During the fiscal years ended March 31, 2022 and 2021 and the subsequent interim period through February 22, 2023, neither the Company nor anyone on its behalf consulted with E&Y regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements and neither a written report nor oral advice was provided to the Company that E&Y concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issues, (iii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions), or (iv) any reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description
16.1	Letter from KPMG LLP dated February 22, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acasti Pharma Inc.

Date:	February 22, 2023	By:	/s/ Jan D'Alvise
Jan D'Alvise, Chief Executive Officer